UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2025

TRANSCODE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40363	81-1065054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

TransCode Therapeutics, Inc.

6 Liberty Square, #2382
Boston, Massachusetts 02109

(Address of principal executive offices, including zip code)

(857) 837-3099

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNAZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On October 8, 2025, TransCode Therapeutics, Inc., a Delaware corporation (the “Company”), filed its Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”), as amended by its Amendment No. 1 and Amendment No. 2 to the Current Report on Form 8-K/A filed with the SEC on October 8, 2025, and October 17, 2025, respectively, reporting that pursuant to a Membership Interest Purchase Agreement, dated October 8, 2025, with DEFJ, LLC, a Delaware limited liability company (“DEFJ”), the Company acquired 100% of the issued and outstanding membership interests of ABCJ, LLC, a Delaware limited liability company (“ABCJ”) (such transaction, the “Acquisition”). ABCJ is the parent and sole member of Polynoma LLC (“Polynoma”), an immuno-oncology focused biopharmaceutical company headquartered in San Diego. Prior to the Acquisition, ABCJ was a wholly owned subsidiary of DEFJ and an indirect wholly owned subsidiary of CK Life Sciences Int’l., (Holdings) Inc., a listed entity on the Main Board of the Hong Kong Stock Exchange. Concurrently with the Acquisition, on October 8, 2025, the Company entered into an Investment Agreement (the “Investment Agreement,” and the transaction contemplated thereby, the “Investment”) with DEFJ.

This Current Report on Form 8-K/A, amends Item 9.01 of the Original Form 8-K to include the financial statements and unaudited pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the Original Form 8-K pursuant to Items 9.01(a)(3) and (b)(2) of Form 8-K.

The pro forma financial information included in this Amendment No. 3 to the Current Report on Form 8-K/A (this “Amendment No. 3”) has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and ABCJ would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Acquisition.

Item 8.01	Other Events.

Risks Related to the Acquisition and Investment

There are a number of risks related to the Acquisition and Investment, including the risk factors enumerated below. Accordingly, the Company is providing these additional risk factors to supplement the risks described in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025, and other filings made with the SEC. All references to “TransCode,” “we,” “us,” and “our” mean the Company unless otherwise specified or the context indicates otherwise.

There is no guarantee that the Acquisition will increase stockholder value.

On October 8, 2025, we consummated the Acquisition. We cannot guarantee that the Acquisition and related transactions will not impair stockholder value or otherwise adversely affect our business. The Acquisition poses significant integration challenges between our businesses and employees which could result in management and business disruptions, any of which could harm our results of operation or business prospects and impair the value of the Acquisition to our stockholders.

The Acquisition is subject to a contractual repurchase right in certain circumstances, which could have a material adverse effect on our results of operations, financial condition, and cash flows.

In connection with the Acquisition, we agreed to enter into a Repurchase Agreement with DEFJ, pursuant to which DEFJ has the right, but not the obligation, to exercise an option to acquire all of the Company’s and its subsidiaries’ rights in and to the membership interests of ABCJ (the “Interests”) from the Company (the “Repurchase Option”) upon the occurrence of certain specified events. In the event that the Repurchase Option is exercised, the Company will be required to sell all of the Interests in exchange for the same amount for which the Company initially purchased the Interests, which could have a material adverse effect on the price of our Common Stock, our results of operations and financial condition.

We may be required to settle shares of Preferred Stock for cash, which could have a material adverse effect on our business and financial condition.

The Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock and Series B Non-Voting Convertible Preferred Stock, dated October 27, 2025 (the “Certificate of Designation”), provides that if the Company fails to deliver certificates or electronic entries representing the shares of Common Stock issuable upon conversion of the Series A Non-Voting Convertible Preferred Stock (the “Series A Preferred Stock”) or the Series B Non-Voting Convertible Preferred Stock (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”) to the holders of Preferred Stock in compliance with the Certificate of Designation, each such undelivered share of Common Stock may be settled for cash at the option of the holder of Preferred Stock at a price per share equal to the then-current fair value of a share of Common Stock. In addition, solely with respect to the shares of Series A Preferred Stock, upon the occurrence of the conditions set forth in the Repurchase Agreement, if the Company fails to consummate the repurchase if the Repurchase Option is exercised, each such undelivered share of Common Stock may be settled for cash at the option of the holder of Series A Preferred Stock at a price per share equal to the then-current fair value of a share of Common Stock. If we are required to cash settle a significant amount of Preferred Stock, we may not have sufficient liquidity to satisfy our obligations, which could have a material adverse effect on our business and financial condition.

Stockholders may not realize a benefit from the Acquisition and Investment commensurate with the ownership dilution they have experienced, and may in the future experience in connection with the Acquisition and Investment, including the issuance of our Common Stock upon conversion of all outstanding shares of Preferred Stock issued in the Acquisition and Investment.

If we are unable to realize the full strategic and financial benefits currently anticipated from the Acquisition and Investment, stockholders will have experienced substantial dilution of their ownership interests in the Company without receiving commensurate benefit, or only receiving part of the commensurate benefit, to the extent we are able to realize only part of the strategic and financial benefits currently anticipated from the Acquisition and Investment.

The failure to successfully integrate the businesses of the Company and Polynoma in the expected timeframe would adversely affect our future results.

Our ability to successfully integrate the operations of the Company and Polynoma will depend, in part, on our ability to realize the anticipated benefits from the Acquisition. If we are unable to achieve these objectives within the anticipated time frame, or at all, the anticipated benefits of the Acquisition may not be realized fully, or at all, or may take longer to realize than expected, and the value of our Common Stock may be adversely affected. In addition, the integration of the Company’s and Polynoma’s respective businesses will be a time-consuming and expensive process. Proper planning and effective and timely implementation will be critical to avoid any significant disruption to our operations. It is possible that the integration process could result in the loss of key employees, the disruption of our ongoing business or the identification of inconsistencies in standards, controls, procedures and policies that adversely affect our ability to maintain relationships with suppliers, distributors, creditors, lessors, clinical trial investigators or managers or to achieve the anticipated benefits of the Acquisition. Delays encountered in the integration process could have a material adverse effect on our expenses, operating results and financial condition, including the value of shares of our Common Stock.

If DEFJ were to convert a substantial majority of the Preferred Stock that it holds, we could become a “controlled company” within the meaning of the Nasdaq listing standards and, as a result, we would qualify for exemptions from certain corporate governance requirements.

As of the date hereof, DEFJ holds approximately 1,376.69 shares of Preferred Stock and 83,285 shares of Common Stock, which on a fully converted basis together equal approximately 90.8% of the voting power of the Company. Pursuant to the Certificate of Designation, prior to receipt by the Company of the stockholders’ approval of the conversion of the applicable series of Preferred Stock into shares of Common Stock (the “Stockholder Approval”), in accordance with the listing rules of the Nasdaq Stock Market, the Company shall not issue more than an aggregate of 19.9% of the Common Stock outstanding as of October 8, 2025, in connection with the Acquisition and the Investment. In addition, DEFJ may not convert shares of Preferred Stock into shares of our Common Stock if such conversion would result in DEFJ beneficially owning more than 9.99% of the shares of our Common Stock outstanding immediately after giving effect to such conversion (the “Beneficial Ownership Limitation”). Any increase in the Beneficial Ownership Limitation may not be effective until after Stockholder Approval and 60 days after we have received written notice from the holder of Preferred Stock that they intend to remove the Beneficial Ownership Limitation.

After Stockholder Approval, DEFJ would have the ability, subject to the Beneficial Ownership Limitation, to convert its Preferred Stock and become an owner of more than 50% of the voting power of the Company, resulting in us qualifying as a “controlled company” under Nasdaq listing requirements. As the owner of more than 50% of the voting power of the Company, DEFJ would be able to determine all matters requiring approval by our stockholders. Furthermore, this concentration of voting power could have the effect of delaying, deterring, or preventing a change of control or other business combination that might otherwise be beneficial to our stockholders. This significant concentration of share ownership may also adversely affect the trading price of our Common Stock because investors may perceive disadvantages in owning stock in a Company that is controlled by a single stockholder.

If the Company were deemed to be a “controlled company,” it would be exempt from certain Nasdaq corporate governance requirements, including those that would otherwise require the Board to have a majority of independent directors and require that we establish and maintain a compensation committee comprised entirely of independent directors, or otherwise ensure that the compensation of our executive officers and nominees for directors are determined or recommended to the Board by the independent members of the Board. While we do not currently intend to rely on any of these exemptions, following the conversion of Preferred Stock, the Board may elect to rely on such exemptions if we are considered a “controlled company.” To the extent we rely on one or more of these exemptions, holders of our Common Stock will not have the same protections afforded to stockholders of companies that are subject to all of Nasdaq’s corporate governance requirements.

Our future results will suffer if we do not effectively manage our expanded operations.

As a result of the Acquisition, we have become a more diversified company and our business has become more complex. There can be no assurance that we will effectively manage the increased complexity without experiencing operating inefficiencies or control deficiencies. Significant management time and effort are required to effectively manage our increased complexity and our failure to successfully do so could have a material adverse effect on our business, financial condition, results of operations and growth prospects. In addition, as a result of the Acquisition, our financial statements and results of operations for periods prior to October 8, 2025, may not provide meaningful guidance for assessing the prospects or potential success of our future business operations.

We expect to incur substantial expenses related to the integration of Polynoma.

We have incurred, and expect to continue to incur, substantial expenses in connection with the Acquisition and the integration of Polynoma. There are a number of processes, policies, procedures, operations, technologies and systems that must be integrated, including accounting and finance, billing, payroll, research and development, marketing and benefits. Both the Company and Polynoma have incurred significant transaction expenses in connection with the drafting and negotiation of the Purchase Agreement and the related ancillary agreements. While we have assumed that a certain level of expenses will be incurred, there are many factors beyond our control that could affect the total amount or the timing of the integration expenses. Moreover, many of the expenses that will be incurred are, by their nature, difficult to estimate accurately. These integration expenses likely will result in our taking significant charges against earnings in future periods, and the amount and timing of such charges are uncertain at present.

The accounting for the Acquisition may materially and adversely affect the amount of our stockholders’ equity.

The unaudited pro forma condensed combined financial information included elsewhere in this Current Report on Form 8-K/A presents the unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statement of operations after giving effect to the Acquisition and the Investment (together, the “Combination”) and the related adjustments described in the notes accompanying the pro forma statements. For purposes of these unaudited condensed combined pro forma financial statements, the Combination is expected to be accounted for as a business combination in accordance with U.S. GAAP. Under this method of accounting, ABCJ will be treated as the acquired company and TransCode will be treated as the acquirer for financial reporting purposes. Accordingly, the Combination with ABCJ by TransCode is accounted as a business combination. The net assets of ABCJ will be stated at fair value, which is expected to approximate historical cost, with the exception of the acquired in-process research and development assets associated with Polynoma’s phase 3-ready seviprotimut-L, a novel polyvalent shed antigen vaccine for the adjuvant treatment of melanoma and Polynoma’s technology platform associated for use in future clinical development activities. Any excess consideration paid over the net assets acquired will be allocated to goodwill. Differences between these preliminary estimates of fair value and the final acquisition accounting will occur, and those differences could have a material impact on the accompanying unaudited pro forma combined financial statements and the combined company’s future results of operations and financial position. Further, should the Combination be accounted for as an asset acquisition rather than a business combination, the results of such accounting could materially and adversely affect the amount of our stockholders’ equity. The Company will finalize the acquisition accounting (including the necessary valuation and other studies) as soon as practicable within the required measurement period, but in no event later than one year following completion of the Combination.

Item 9.01	Financial Statements and Exhibits.

(a)             Financial statements of businesses acquired.

The audited financial statements and accompanying notes of ABCJ as of and for the years ended December 31, 2024 and 2023, are filed as Exhibit 99.1 to this Amendment No. 3 and incorporated herein by reference.

The unaudited interim condensed financial statements and accompanying notes of ABCJ as of and for the nine months ended September 30, 2025 and 2024, are filed as Exhibit 99.2 to this Amendment No. 3 and incorporated herein by reference.

(b)             Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2025, the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2025, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2024, and the related notes of the Company with respect to the transaction described above, are filed as Exhibit 99.3 to this Amendment No. 3 and incorporated herein by reference.

(d)             Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte Touche Tohmatsu, the independent auditor of ABCJ, LLC.
99.1	Audited financial statements of ABCJ, LLC as of and for the years ended December 31, 2024 and 2023.
99.2	Unaudited interim condensed financial statements of ABCJ, LLC as of and for the nine months ended September 30, 2025 and 2024.
99.3	Unaudited pro forma condensed combined financial statements of TransCode Therapeutics, Inc. as of and for the nine months ended September 30, 2025, and for the year ended December 31, 2024.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCODE THERAPEUTICS, INC.

	By:	/s/ Thomas A. Fitzgerald
	Name:	Thomas A. Fitzgerald
	Title:	Chief Financial Officer and Secretary

December 23, 2025